Exhibit 99.1
MeridianLink Announces Launch of Proposed Secondary Offering of Common Stock
Costa Mesa, Calif., Sept. 26, 2024 — MeridianLink, Inc. (the “Company”) (NYSE: MLNK), a leading provider of modern software platforms for financial institutions and consumer reporting agencies, today announced that it has launched an underwritten secondary public offering of 6,000,000 shares (the "Firm Shares") of its common stock (the “Offering”) by certain funds managed by Thoma Bravo, L.P. (the “Selling Stockholders”). In addition, the Selling Stockholders intend to grant the underwriter a 30-day option to purchase up to an additional 900,000 shares of common stock. The Offering consists entirely of shares to be sold by the Selling Stockholders, and the Company will not receive any proceeds from the sale of the shares being offered by the Selling Stockholders.
J.P. Morgan Securities LLC is acting as the underwriter and sole book-running manager for the proposed offering.
The underwriter proposes to offer the shares of common stock from time to time to purchasers directly or through agents, or through brokers in brokerage transactions on the New York Stock Exchange, or to dealers in negotiated transactions or in a combination of such methods of sale, at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices, subject to its right to reject any order in whole or in part.
The Offering is being made pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-276336), which was filed with the Securities and Exchange Commission (“SEC”) on December 29, 2023 and became effective on January 8, 2024, including a base prospectus and final prospectus supplement. Before you invest, you should read the prospectus in the registration statement and the other documents the Company has filed or will file with the SEC for more complete information about the Company and this Offering. You may get these documents for free, including the prospectus supplement, once available, by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, copies of the prospectus supplement, once available, and the accompanying base prospectus may be obtained by contacting: J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 or by email at prospectus-eq_fi@jpmchase.com and postsalemanualrequests@broadridge.com.
This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any offer or sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.
Forward-Looking Statements
This press release contains statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Generally, these statements can be identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions, although not all forward-looking statements contain these identifying words. Further, statements describing our strategy, outlook, guidance, plans, intentions, or goals are also forward-looking statements. These forward-looking statements reflect our predictions, expectations, or forecasts, including, but not limited to, statements regarding the Offering and its anticipated terms. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, changes in market and economic condition and in the selling stockholders’ plan of Offering, as well as those risks set forth in Item 1A. Risk Factors, or elsewhere, in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, any updates in our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K, and our other SEC filings, including the prospectus and prospectus supplement pursuant to which the Offering will be made. These forward-looking statements are based on reasonable assumptions as of the date hereof. The plans, intentions, or expectations disclosed in our forward-looking statements may not be achieved, and you should not rely upon forward-looking statements as predictions of future events. We undertake no obligation, other than as required by applicable law, to update any forward-looking statements, whether as a result of new information, future events, or otherwise.
Investor Relations Contact
Gianna Rotellini
(714) 332-6357
InvestorRelations@meridianlink.com